Exhibit 10.12

To, . . . . ......... . ......................... Tenaga Nasional Berhad (Sungai Petani) 23, Jalan Petri 08000 Sungai Petani Kedah Darul Aman. BANK GUARANTEE FDR BILL/INDEMNITY PAYMENT - PEBMCA022S47 REPLACING BANK GUARANTEE NO. PEBMCA019977 In consideration of Tenaga Nasional Berhad (hereinafter referred to as "Tenaga Nasional") for supplying electric power or leasing equipment to TEM ELECTRONICS (M) SDN . BHD . at A 99 , JALAN 2 A - 2 , KAW PERUSAHAAN MIEL, SG LALANG FASA 1 , 08000 SUNGAI PETANI, KEDAH (hereinafter referred to as the "User") HSBC BANK MALAYSIA National Energy Berhad (TNB 190) B E A D 4 W 4 4 W 4 W 4 W 4 W 4 4 4 4 4 4 4 4 4 44 4 4 4 4 4 4 4 G G G G 4 G 4 G 4 G G G G 4 G 4 A G G A G A A A G A G G G G A A A G A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A a E N A LEVEL 30 , TRX CORRIDOR, 55188 TUN RAZAX EXCHANGE, KUALA LUMPUR .................................................................................................... (hereinafter referred to as the "Bank") shall pay to Tenaga Nasional any monies not exceeding in the aggregate the sum of RM 6 . 0 i LOO which may at any time be owed by the Customer to Tenaga Nasional and which shall be and remain payable at any time or times during the guarantee period [in relation to the payment of liquidated damages as recorded in the electricity supply contract by Tenaga Nasional to the User and] also in relation to the supply of electricity and/or the rental of equipment by Tenaga Nasional to the User . DOIf 4 G SO, THE BANK HEREBY AGREES AND ACKNOWLEDGES AS FOLLOWS : 1. This guarantee is valid for one (1) year from 07 / 01 / 2 a 2 s to 06 / 3072 o 27 2. (a) This Guarantee shall remaln in full force and effect continuously, subject to the above stated limits as to time and amoum . [(b) The Bank agrees to furnish to Tenaga Nasional a Bank Guarantee for the prompt payment of compensation and also a Guarantee for the supply of electricity and/or the hiring of electrical e 9 uipment] . 3. Written notice of any default by the User shall be given by Tenaga Nasional to the Bank, and within seven (7) days of its receipt, the Bank shall pay any amount payable by the User under this guarantee . 4. This g uarantee may be canceled at any time at the option of the Bank by giving one (1) month's written notice to Tenaga Nasional, and after the expiration of said one - month period this g uarantee shall be null and void, but without prejudice to the rights of Tenaga Nasional to demand and FeEDVeF from the Bank any sum or sums of money which may be owed by the User of Tenaga Nasional on the date of termination of this guarantee in connection with [settled compensation payment and] the supply of electric power or the rental of equipment within the limits stated above .

PEBMCA022547

5. Any notice required to be given by Tenaga Nasional to the Bank as set forth below shall be given within sixty (60) days from the date as applicable.

6. This guarantee shall not be affected or impaired by the dissolution or winding up of the user.

Dated 05/15/2026 ....XX..................

Signed by)
and on behalf of the Bank)

*hury A/P Shamugam
058473

Vinnoly A/P Muniandy
045111

HSBC BANK MALAYSIA BERHAD
GTE
IQ Tower, TRX Circle
Tun Razak Exchange

In front of)

Nursyafiqah binti Abdul Halim
078206

NOTES	i)	Cut the paragraphs marked]for the users for whom No Residual Compensation applies.		
	ii)	Payment guarantee for the supply of electric power	RM	6,000.00
		Surety Payment Guarantee	RM	
		Total Guarantee Amount	RM	6,000.00

CA NO: 220393078509

IBU PEJABAT MENARAHASIL KERAJAAN MALAYSIA Tarikh Surat Cara CYBER 8, 63000 CYBERJAYA SELANGOR DARUL EHSAN RESIT RASNI SETEM KRED I T TAMBAH N I LA I GDFAA0040 0792BF RMANCE BO SURAT CARA UTAMA TENAGA NASIONAL BERHAD, NO SYARIKAT M A L. A Y S A